UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported)

June 15, 2009

BENDA PHARMACEUTICAL, INC.
(Exact name of registrant as specified in charter)

Delaware
(State or other Jurisdiction of Incorporation or Organization)

000-16397	Taibei Mingju, 4th Floor, 6 Taibei Road, Wuhan, Hubei Province, 430015, PRC	41-2185030
(Commission File Number)	(Address of Principal Executive Offices and zip code)	(IRS Employer Identification No.)

+86 (27) 85494916
(Registrant's telephone
number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

We were notified on June 15, 2009, that on May 11, 2009 Pope Investments, LLC (the “Plaintiff”) filed a motion for summary judgment in lieu of a complaint against us pursuant to CPLR § 3213 (the “Motion”) with the Supreme Court of the State of New York (the “Court”), alleging that we have been delinquent on the payment of an aggregate sum of $5,520,000 and accrued interest and costs arising from the Convertible Promissory Note that we issued to the Plaintiff in April 2007 in connection with a $7,560,000 private placement.

Pursuant to the motion, the Plaintiffs requested that the Court enter summary judgment in favor of Plaintiff in the amount of $5,994,617.53 constituting principal and interest, plus costs.

 On June 23, 2009, we filed an Affidavit in Opposition to Motion for Summary Judgment in Lieu of Complaint with the Court requesting that Plaintiff’s Motion be denied.

Item 9.01 Financial Statement and Exhibits.

(d)	EXHIBITS

None.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

BENDA PHARMACEUTICAL, INC.

Date: July 7, 2009	By:	/s/ Yiqing Wan
Yiqing Wan President